UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
December 28, 2009
Finisar Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27999 (Commission File No.)	94-3038428 (I.R.S. Employer Identification No.)
1389 Moffett Park Drive
Sunnyvale, CA 94089
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(408) 548-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On December 28, 2009, the Board of Directors (the “Board”) of Finisar Corporation (the “Company”) appointed Thomas E. Pardun to fill an existing vacancy on the Board. Morgan Jones of Battery Ventures, who had served as a member of the Board since the completion of the Optium merger in August 2008, previously announced his decision not to stand for re-election at the Company’s annual meeting of stockholders held on November 18, 2009. The Company’s Board consists of nine directors who are elected to staggered three-year terms. Mr. Pardun will serve as a director until the annual meeting of stockholders in 2012. The Company has not yet determined which committees of the Board Mr. Pardun will join.
     Mr. Pardun is currently Chairman of Western Digital Corporation, one of the world’s largest manufacturers of hard-disk drives for the personal computer and home entertainment markets. He has served in this capacity from January 2000 until January 2002 and again since April 2007. He previously worked for 15 years in various positions at MediaOne International and its predecessor companies U.S. West, Sprint and United Telecommunications, with the most recent being President of MediaOne International Asia-Pacific before retiring in July of 2000. Previously, Mr. Pardun held a variety of management positions during a 19-year tenure with IBM, concluding as Director of Product Line Evaluation at IBM’s New York marketing headquarters.
     Mr. Pardun will receive compensation in accordance with the Company’s independent director compensation policy adopted by the Board from time to time. The Company’s current independent director compensation policy is described in the Company’s definitive proxy statement for its annual meeting of stockholders held November 18, 2009, which definitive proxy statement was filed with the Securities and Exchange Commission on October 8, 2009 and is available at http://www.sec.gov. Additionally, Mr. Pardun will enter into the Company’s standard indemnification agreement made available to all of the Company’s directors.
Item 8.01 Other Events
     On December 28, 2009, the Company issued a press release regarding the appointment of Thomas E. Pardun to the Company’s Board of Directors, a copy of which is attached hereto as Exhibit 99.1
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Finisar Corporation dated December 28, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 4, 2010

Finisar Corporation
By:	/s/ Stephen K. Workman
Stephen K. Workman
Senior Vice President, Finance and Chief Financial Officer

3